AlphaClone Alternative Alpha ETF
Schedule of Investments
June 30, 2022 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.7%
	Communication Services - 6.5%
11,916	Comcast Corporation - Class A	$467,584
2,697	Meta Platforms, Inc. - Class A (a)	434,891
2,696	Netflix, Inc. (a)	471,450
		1,373,925
	Consumer Discretionary - 16.8%
4,569	Amazon.com, Inc. (a)	485,274
15,545	Carvana Company (a)(b)	351,006
6,405	Etsy, Inc. (a)(b)	468,910
4,018	Expedia Group, Inc. (a)	381,027
14,526	Harley-Davidson, Inc.	459,893
648	MercadoLibre, Inc. (a)(b)	412,692
7,510	Planet Fitness, Inc. - Class A (a)	510,755
693	Tesla, Inc. (a)(b)	466,680
		3,536,237
	Consumer Staples - 2.5%
7,150	Inter Parfums, Inc.	522,379
	Energy - 1.9%
18,997	Tidewater, Inc. (a)	400,647
	Financials - 2.3%
2,623	LPL Financial Holdings, Inc. (b)	483,891
	Health Care - 7.0%
15,955	Avantor, Inc. (a)	496,200
9,348	Blueprint Medicines Corporation (a)(b)	472,167
920	Thermo Fisher Scientific, Inc.	499,818
		1,468,185
	Industrials - 19.4%
16,731	Air Transport Services Group, Inc. (a)	480,682
2,618	Avis Budget Group, Inc. (a)(b)	385,056
7,882	Builders FirstSource, Inc. (a)	423,263
6,291	Danaos Corporation (b)	396,962
5,589	Dycom Industries, Inc. (a)(b)	520,001
4,260	Quanta Services, Inc. (b)	533,948
8,239	Triton International, Ltd.	433,783
22,231	Uber Technologies, Inc. (a)	454,846
4,150	WESCO International, Inc. (a)	444,465
		4,073,006
	Information Technology - 21.1%
13,060	AppLovin Corporation - Class A (a)(b)	449,786
8,434	Axcelis Technologies, Inc. (a)	462,521
12,544	FormFactor, Inc. (a)(b)	485,829
6,997	GoDaddy, Inc. - Class A (a)	486,711
2,798	NVIDIA Corporation	424,149
8,607	ON Semiconductor Corporation (a)(b)	433,018
1,038	Palo Alto Networks, Inc. (a)(b)	512,710
11,020	Shift4 Payments, Inc. - Class A (a)(b)	364,321
10,025	Trade Desk, Inc. - Class A (a)	419,947
5,314	Zendesk, Inc. (a)(b)	393,608
		4,432,600
	Materials - 15.7%
1,944	Albemarle Corporation (b)	406,257
25,544	Barrick Gold Corporation	451,873
7,450	Louisiana-Pacific Corporation (b)	390,454
26,902	LSB Industries, Inc. (a)	372,862
7,190	Rio Tinto plc - ADR (b)	438,590
4,728	Sociedad Quimica y Minera de Chile SA - ADR (b)	394,930
5,799	West Fraser Timber Company, Ltd.	444,957
3,986	Westlake Corporation	390,708
		3,290,631
	Real Estate - 4.2%
1,514	SBA Communications Corporation	484,556
12,744	Zillow Group, Inc. - Class C (a)(b)	404,622
		889,178
	Utilities - 2.3%
23,460	AES Corporation	492,895
	TOTAL COMMON STOCKS (Cost $26,636,130)	20,963,574

	SHORT-TERM INVESTMENTS - 0.3%
61,664	First American Government Obligations Fund - Class X, 1.29% (c)	61,664
	TOTAL SHORT-TERM INVESTMENTS (Cost $61,664)	61,664
Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 33.9%
7,124,489	Mount Vernon Liquid Assets Portfolio, LLC, 1.61% (c)(d)	7,124,489
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $7,124,489)	7,124,489
	TOTAL INVESTMENTS (Cost $33,822,283) - 133.9%	28,149,727
	Liabilities in Excess of Other Assets - (33.9)%	(7,128,150)
	NET ASSETS - 100.0%	$21,021,577

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security is out on loan as of June 30, 2022. Total value of these securities on loan is $6,870,720.
(c)	Rate shown is the annualized seven-day yield as of June 30, 2022.
(d)	Privately offered liquidity fund.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard and Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at June 30, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$20,963,574	$-	$-	$20,963,574
Short-Term Investments	61,664	-	-	61,664
Investments Purchased with Proceeds from Securities Lending	-	7,124,489	-	7,124,489
Total Investments in Securities	$21,025,238	$7,124,489	$-	$28,149,727
^See Schedule of Investments for breakout of investments by sector classification.
For the period ended June 30, 2022, the Fund did not recognize any transfers to or from Level 3.